U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2011
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number

1.01	Remarketing Agreement, dated April 27, 2011, between the Company and Citigroup Global Markets Inc., as remarketing agent, relating to the remarketing of the Company’s 6.935% Junior Subordinated Deferrable Interest Debentures due September 15, 2042.

1.02	Pricing Agreement, dated June 8, 2011, among the Company and the remarketing agents named therein, relating to the remarketing of the Company’s 3.953% Notes due June 15, 2016.

4.01	Form of Note for the Company’s 3.953% Notes due June 15, 2016.

5.01	Opinion of Michael J. Tarpley, Esq.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: June 15, 2011	By:	/s/ Douglas Turnbull
		Name:	Douglas Turnbull
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number

1.01	Remarketing Agreement, dated April 27, 2011, between the Company and Citigroup Global Markets Inc., as remarketing agent, relating to the remarketing of the Company’s 6.935% Junior Subordinated Deferrable Interest Debentures due September 15, 2042.

1.02	Pricing Agreement, dated June 8, 2011, among the Company and the remarketing agents named therein, relating to the remarketing of the Company’s 3.953% Notes due June 15, 2016.

4.01	Form of Note for the Company’s 3.953% Notes due June 15, 2016.

5.01	Opinion of Michael J. Tarpley, Esq.